Vessel Charters (Tables)	9 Months Ended
Sep. 30, 2018
Leases [Abstract]
Minimum Estimated Charter Hire Payments
The minimum estimated charter hire and rental payments for the remainder of the year and the following four fiscal years, as at September 30, 2018, for the Company’s chartered-in vessels were as follows:

Vessel Charters(1)	Remainder of 2018	2019	2020	2021	2022
	(in millions of U.S. Dollars)
Charters-in – operating leases	18.1	68.5	59.2	52.7	9.1
Charters-in – operating leases(2)	6.0	23.7	16.1	—	—
Charters-in – related to capital leases(3)	54.4	119.5	118.7	117.8	117.0
Charters-in – related to capital leases(4)	9.6	38.0	38.1	37.9	37.9
	88.1	249.7	232.1	208.4	164.0

(1)
Teekay LNG owns a 69% ownership interest in the Teekay Tangguh Joint Venture, which is a party to operating leases whereby the Teekay Tangguh Joint Venture is leasing two LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. This table does not include Teekay LNG’s minimum charter hire payments to be paid and received under these leases for the Tangguh LNG Carriers, which are described in Note 9 to the audited consolidated financial statements filed with the Company’s Annual Report on Form 20-F for the year ended December 31, 2017. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessor claims tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of Teekay LNG relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at September 30, 2018 was $6.7 million (December 31, 2017 – $7.1 million) and is included as part of other long-term liabilities in Teekay LNG’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third party plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(2)
As at September 30, 2018, Teekay LNG is chartering in a vessel at a fixed-rate from its 52%-owned joint venture with Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture) for a period of two years until September 2020. Teekay LNG recognizes the expense from this charter on a straight-line basis over the firm period of the charter and this expense is presented as time-charter hire expense in the Company's consolidated statements of loss.

(3)
As at September 30, 2018, Teekay LNG was a party, as lessee, to capital leases on one Suezmax tanker, the Toledo Spirit. Under this capital lease, the owner has the option to require Teekay LNG to purchase the vessel. The charterer and owner, also had the option to cancel the charter contract and the cancellation option was first exercisable in August 2018. In May 2018, the charterer of the Toledo Spirit gave formal notification to Teekay LNG of its intention to terminate its charter contract subject to certain conditions being met and the receipt of certain third-party approvals. The amounts in the table above assume the owner will not exercise its option to require Teekay LNG to purchase the vessel from the owner, but rather assume the owner will cancel the charter contracts when the owner sells the vessel to a third party, upon which the remaining lease obligation will be extinguished. Therefore, the table above does not include any amounts after the expected cancellation date of the lease, which is expected to be early-2019.

Teekay LNG is also a party to capital leases on eight LNG carriers, the Creole Spirit, the Oak Spirit, the Torben Spirit, the Macoma, the Murex, the Magdala, the Myrina and the Megara. Upon delivery of these eight LNG carriers between February 2016 and July 2018, Teekay LNG sold these respective vessels to third parties (or the Lessors) and leased them back under 10-year bareboat charter contracts ending in 2026 through to 2028. The bareboat charter contracts are accounted for as obligations related to capital leases and have fixed-price purchase obligations at the end of the lease terms.

Teekay LNG understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay LNG operates the vessels during the lease term and as a result, is considered to be, under GAAP, each Lessor's primary beneficiary; therefore, Teekay LNG consolidates the Lessors for financial reporting purposes as VIEs.

The liabilities of the Lessors are loans and are non-recourse to Teekay LNG. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by Teekay LNG's subsidiaries under the sale-leaseback transaction. As a result, the amounts due by Teekay LNG's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans.

The obligations of Teekay LNG under the bareboat charter contracts are guaranteed by Teekay LNG. In addition, the guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at September 30, 2018, Teekay LNG was in compliance with all covenants in respect of the obligations related to capital leases.

(4)
In September 2018, Teekay Tankers completed a $156.6 million sale-leaseback financing transaction with a financial institution relating to six of its Aframax tankers, the Blackcomb Spirit, Emerald Spirit, Garibaldi Spirit, Peak Spirit, Tarbet Spirit and Whistler Spirit. In July 2017, Teekay Tankers completed a $153.0 million sale-leaseback financing transaction with a financial institution relating to four of its Suezmax tankers, the Athens Spirit, the Beijing Spirit, the Moscow Spirit and the Sydney Spirit. Under these arrangements, Teekay Tankers transferred the vessels to subsidiaries of the financial institution (or collectively, the Lessors), and leased the vessels back from the Lessors on bareboat charters ranging from nine- to 12-year terms. Teekay Tankers has the option to purchase each of the four Suezmax vessels at any point between July 2020 and July 2029. Teekay Tankers also has the option to purchase each of the six Aframax vessels at any point between September 2020 and the end of its respective term and is obligated to purchase the vessels on maturity of the bareboat charters.

Teekay Tankers understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay Tankers operates the vessels during the lease term, and as a result, is considered to be the Lessors' primary beneficiary and therefore it consolidates the Lessors for financial reporting purposes. The liabilities of the Lessors are loans that are non-recourse to Teekay Tankers. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by Teekay Tankers' subsidiaries under these lease-back transactions. As a result, the amounts due by Teekay Tankers' subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans. The bareboat charters also require that Teekay Tankers maintain minimum levels of cash and aggregate liquidity. Teekay Tankers is required for each of the four Suezmax tankers to maintain a hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. Teekay Tankers is required for each of the six Aframax tankers to maintain a hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at September 30, 2018, Teekay Tankers was in compliance with all covenants in respect of the obligations related to capital leases.